Investor Relations Contact	Press Contact
Shirley Stacy	Shannon Mangum Henderson
Align Technology, Inc.	Ethos Communication, Inc.
(408) 470-1150	(678) 540-9222
sstacy@aligntech.com	align@ethoscommunication.com

Align Technology Announces Second Quarter 2007 Results, Revenues Increase 44% Year Over Year

•	Q2 Revenues of $76.6 Million Increase 44 Percent Year Over Year
•	Q2 GAAP Net Profit of $13.6 Million, or $0.19 per share diluted
•	Case Shipments of 55,000 Increase 42 Percent Year Over Year

Santa Clara, Calif. - July 25, 2007 - Align Technology, Inc. (Nasdaq: ALGN), the inventor of Invisalign®, a proprietary method of straightening teeth without wires and brackets, today reported financial results for the second quarter of 2007, ended June 30, 2007. Total revenues for the second quarter of 2007 (Q2 07) were a record $76.6 million, a sequential increase of 20 percent compared to $63.8 million in the first quarter of 2007 (Q1 07) and a year-over-year increase of 44 percent compared to $53.2 million in the second quarter of 2006 (Q2 06).

“Our second quarter results were outstanding by any measure and we are very pleased to deliver our second consecutive record quarter,” said Thomas M. Prescott, President and CEO of Align Technology. “Consumer demand and physician interest in the Invisalign system continue to expand, enabling case and revenue growth and increased profitability. Beyond our financial results, we continue to make progress on new product and technology development, and other key strategic objectives.”

On a generally accepted accounting principles (GAAP) basis, net profit for Q2 07 was $13.6 million, or $0.19 per share diluted. This reflects an increase in GAAP net profit of 94 percent from $7.0 million, or $0.10 per share diluted in Q1 07, and an increase from a GAAP net loss of $2.6 million, or $0.04 loss per share diluted in Q2 06.

Non-GAAP net profit for Q2 07 was $16.5 million, or $0.23 per share diluted. This reflects an increase in non-GAAP net profit of 116 percent from $7.6 million, or $0.11 per share diluted in Q1 07, and an increase from a non-GAAP net loss of $0.3 million, or $0.01 loss per share diluted in Q2 06. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included herein.

Q2 07 Operating Results

Operating results reflect stock-based compensation expense of $2.9 million for Q2 07, and includes a one-time $1.6 million credit for an insurance reimbursement of legal costs associated with OrthoClear litigation.

Key GAAP Operating Results	Q2 07	Q1 07	Q2 06
Gross Margin	73.6%	72.5%	69.0%
Operating Expense	$42.9M	$39.2M	$40.0M
Net Profit (Loss)	$13.6M	$7.0M	($2.6M)
Earnings (Loss) Per Share (EPS), Diluted	$0.19	$0.10	($0.04)

Key Non-GAAP Operating Results	Q2 07	Q1 07	Q2 06
Non-GAAP Gross Margin	73.8%	72.9%	69.4%
Non-GAAP Operating Expense	$40.3M	$38.7M	$37.9M
Non-GAAP Net Profit (Loss)	$16.5M	$7.6M	($0.3M)
Non-GAAP EPS (Loss), Diluted	$0.23	$0.11	($0.01)

Liquidity and Capital Resources

As of June 30, 2007, Align had $82.0 million in cash, cash equivalents, marketable securities and restricted cash, compared to $64.1 million as of December 31, 2006. During the second quarter the Company paid off the remaining $8 million of its credit facility and has no outstanding balance, under the credit facility, as of June 30, 2007.

Key Business Metrics

The following table highlights business metrics for Align’s second quarter of 2007. Additional historical information is available on the Company’s website at investor.aligntech.com.

Revenue by Channel:	Q2 07	Q2’07/Q1’07 % Change	Q2’07/Q2’06 % Change
U.S. Orthodontists	$24.9 million	16.0%	40.9%
U.S. GP Dentists	$36.4 million	22.0%	50.9%
International	$11.6 million	26.8%	40.1%
Training and Other	$ 3.7 million	11.5%	17.5%
Total Revenue	$76.6 million	20.1%	43.9%

Average Selling Price (ASP)	Q2 07	Q2’07/Q1’07 % Change	Q2’07/Q2’06 % Change
Total Worldwide Blended ASP	$1,330	(1.3%)	2.4%
Total Worldwide ASP excluding Invisalign Express	$1,430	(1.3%)	(3.9%)
U.S. Orthodontists Blended ASP	$1,230	(2.5%)	(1.2%)
U.S. GP Dentists Blended ASP	$1,310	(0.8%)	6.4%
International	$1,630	(1.3%)	(1.8%)

Cases Shipped:	Q2 07	Q2’07/Q1’07 % Change	Q2’07/Q2’06 % Change
U.S. Orthodontists - Full Invisalign	16,800	18.6%	61.3%
U.S. Orthodontists - Invisalign Express	3,400	19.9%	( 9.7%)
U.S. GP Dentists - Full Invisalign	22,800	22.3%	74.9%
U.S. GP Dentists - Invisalign Express	4,900	28.0%	(24.4%)
International- Full Invisalign	7,000	29.0%	45.0%
International- Invisalign Express	100	( 2.6%)	(28.8%)
Total Cases Shipped	55,000	22.2%	42.2%

Doctors Cases were Shipped to	Q2 07
U.S. Orthodontists	3,800
U.S. GP Dentists	10,100
International	2,300
Total Doctors Cases were Shipped to Worldwide	16,200

Doctors Trained Worldwide	Q2 07	Cumulative
U.S. Orthodontists	100	8,100
U.S. GP Dentists	1,500	24,800
International	300	11,600
Total Doctors Trained Worldwide	1,900	44,500

Multiple Case Doctors (Cumulative as of)	Q2 07
U.S. Orthodontists	89%
U.S. GP Dentists	87%
International	74%

Doctors Starting Invisalign Treatment (Cumulative as of)	Q2 07
U.S. Orthodontists	6,500
U.S. GP Dentists	19,400
International	6,000
Total Doctors Starting Invisalign Treatment	31,900

Doctor Utilization Rates*:	Q2 07	Q1 07	Q2 06
U.S. Orthodontists	5.3	4.8	5.0
U.S. GP Dentists	2.7	2.6	2.6
International	3.1	2.8	2.9
Total Utilization Rate	3.4	3.2	3.2
*Utilization = # of cases/# of doctors cases were shipped to

Patients First Program Information
Cases Registered	30,500
Final Number of OC Cases Received (Net of Cancellations)	24,200
Cases Shipped	24,000
In Process Cases to be Shipped	200
Note: Amounts above rounded to the nearest hundred.

Patients First Program Update

During Q2 07, the Patients First Program (PFP) was completed and Align shipped virtually all of the 24,200 cases that were registered and received, net of approximately 500 case cancellations. There are approximately 200 cases pending ClinCheck approval by doctors. Once the Company completes these shipments, it will have fulfilled its commitment to deliver all PFP cases.

Business Outlook for the Third Quarter 2007 and Full Year 2007

For the third quarter 2007 (Q3 07), Align Technology expects revenues between $70.3 and $72.2 million and GAAP diluted EPS between $0.07 and $0.09. Non-GAAP diluted EPS is expected to be between $0.11 and $0.13.

For the full year 2007, Align Technology expects revenues between $281.6 and $286.8 million and GAAP diluted EPS between $0.43 and $0.49. Non-GAAP diluted EPS for full year 2007 is expected to be between $0.57 and $0.63.

A more comprehensive business outlook, including a reconciliation of GAAP to Non-GAAP financial measures, is available following the financial tables of this release.

Align Web cast and Conference Call

Align Technology will host a conference call today, July 25, 2007 at 8:30 a.m. ET, 5:30 a.m. PT, to review its second quarter 2007 results, discuss future operating trends and business outlook. The conference call will also be webcast live via the Internet. To access the webcast, go to the “Events & Presentations” section under Company Information on Align Technology’s Investor Relations web site at http://investor.aligntech.com. To access the conference call, please dial 201-689-8341 approximately fifteen minutes prior to the start of the call. If you are unable to listen to the call, an archived webcast will be available beginning approximately one hour after the call’s conclusion and will remain available through July 24, 2008. Additionally, a telephonic replay of the call can be accessed by dialing 877-660-6853 with account number 292 followed by # and conference number 227478 followed by #. The replay must be accessed from international locations by dialing 201-612-7415 and using the same account and conference numbers referenced above. The telephonic replay will be available through 5:30 p.m. EDT on August 8, 2007.

About Align Technology, Inc.

Align Technology designs, manufactures and markets Invisalign, a proprietary method for treating malocclusion, or the misalignment of teeth. Invisalign corrects malocclusion using a series of clear, nearly invisible, removable appliances that gently move teeth to a desired final position. Because it does not rely on the use of metal or ceramic brackets and wires, Invisalign significantly reduces the aesthetic and other limitations associated with braces. Invisalign is appropriate for treating adults and older teens. Align Technology was founded in March 1997 and received FDA clearance to market Invisalign in 1998.

To learn more about Invisalign or to find a certified Invisalign doctor in your area, please visit www.invisalign.com or call 1-800-INVISIBLE.

About non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principals (GAAP), we use the following non-GAAP financial measures: non-GAAP gross profit, gross margin, profit (loss) from operations, net profit (loss), earnings (loss) per share, and certain expenses (including sales and marketing, general and administrative and research and development), which exclude stock-based compensation and the Patients First Program charge. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations” and “Business Outlook Summary” included at the end of this release.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our “core operating performance”. Management believes that “core operating performance” represents Align’s performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from “core operating performance” certain expenses and expenditures that may not be indicative of our operating performance including not only non-cash charges, such as stock-based compensation, but also discrete cash charges that are infrequent or one-time in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal evaluation of period-to-period comparisons. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are provided to and used by our institutional investors and the analyst community to help them analyze the health of our business.

Forward-Looking Statement

This news release, including the tables below, contain forward-looking statements, including statements regarding Align's anticipated financial results and certain business metrics for the third quarter and full year of 2007, including anticipated revenue, operating expense, earnings per share, percentage of revenue by channel, case shipments and average selling prices. Forward-looking statements contained in this news release and the tables below relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, risks relating to Align's ability to sustain or increase profitability or revenue growth in future periods while controlling expenses, continued customer demand for Invisalign, including during the summer vacation periods in the United States and Europe in the third quarter, acceptance of Invisalign by consumers and dental professionals, Align's third party manufacturing processes and personnel, foreign operational, political and other risks relating to Align's international manufacturing operations, Align's ability to protect its intellectual property rights, competition from manufacturers of traditional braces and new competitors, Align's ability to develop and successfully introduce new products and product enhancements, and the loss of key personnel, including members of its direct sales force. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which was filed with the Securities and Exchange Commission on March 12, 2007, and its Quarterly Reports on Form 10-Q. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

# # #

ALIGN TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
(in thousands, except per share data)

Revenues	$76,603	$53,221	$140,364	$102,129

Cost of revenues	20,247	16,492	37,776	30,789

Gross profit	56,356	36,729	102,588	71,340

Operating expenses:

Sales and marketing	24,353	20,641	47,503	40,707
General and administrative	11,880	15,354	24,065	30,418
Research and development	6,675	4,025	12,368	8,719
Patients First Program	-	-	(1,796)	-

Total operating expenses	42,908	40,020	82,140	79,844

Profit (loss) from operations	13,448	(3,291)	20,448	(8,504)

Interest and other income, net	680	841	1,135	1,539
Provision for income taxes	(510)	(160)	(987)	(409)

Net profit (loss)	$13,618	$(2,610)	$20,596	$(7,374)

Net profit (loss) per share
- basic	$0.20	$(0.04)	$0.31	$(0.12)
- diluted	$0.19	$(0.04)	$0.29	$(0.12)

Shares used in computing net profit (loss) per share
- basic	66,696	62,966	66,068	62,743
- diluted	71,207	62,966	70,346	62,743

ALIGN TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

	June 30, 2007	December 31, 2006
(in thousands)
ASSETS

Current assets:
Cash and cash equivalents	$65,594	$55,113
Restricted cash	95	93
Marketable securities, short-term	13,551	8,931
Accounts receivable, net	47,237	33,635
Inventories, net	3,388	3,090
Other current assets	8,560	7,227
Total current assets	138,425	108,089

Property and equipment, net	26,675	26,904
Goodwill and intangible assets, net	12,511	14,302
Marketable securities, long-term	2,776	-
Other long-term assets	1,968	2,263
Total assets	$182,355	$151,558

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Line of credit	$-	$11,500
Accounts payable	5,728	5,034
Accrued liabilities	35,949	40,307
Deferred revenue	12,159	10,942
Total current liabilities	53,836	67,783

Other long term liabilities	189	219

Total liabilities	54,025	68,002

Total stockholders' equity	128,330	83,556

Total liabilities and stockholders' equity	$182,355	$151,558

ALIGN TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

(in thousands, except per share data)
	Three Months Ended June 30, 2007				Three Months Ended June 30, 2006
	Reported	Adjustments		Non GAAP	Reported	Adjustments		Non GAAP
Revenues	$76,603	$-		$76,603	$53,221	$-		$53,221

Cost of revenues	20,247	(210	(a)	20,037	16,492	(181	)(a)	16,311

Gross profit	56,356	210		56,566	36,729	181		36,910

Operating expenses:

Sales and marketing	24,353	(898	)(a)	23,455	20,641	(732	)(a)	19,909
General and administrative	11,880	(1,429	)(a)	10,451	15,354	(1,029	)(a)	14,325
Research and development	6,675	(328	)(a)	6,347	4,025	(324	)(a)	3,701

Total operating expenses	42,908	(2,655)		40,253	40,020	(2,085)		37,935

Profit (loss) from operations	13,448	2,865		16,313	(3,291)	2,266		(1,025)

Interest and other income, net	680	-		680	841	-		841
Provision for income taxes	(510)	(33	)(b)	(543)	(160)	-		(160)

Net profit (loss)	$13,618	$2,832		$16,450	$(2,610)	$2,266		$(344)

Net profit (loss) per share
- basic	$0.20			$0.25	$(0.04)			$(0.01)
- diluted	$0.19			$0.23	$(0.04)			$(0.01)

Shares used in computing net profit (loss) per share
- basic	66,696			66,696	62,966			62,966
- diluted	71,207			71,207	62,966			62,966

(a) Non cash stock-based compensation included in cost of sales and operating expenses.
(b) Tax impact on non-GAAP adjustments.

ALIGN TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31, 2007
	Reported	Adjustments		Non GAAP
Revenues	$63,761	$-		$63,761

Cost of revenues	17,529	(234	)(a)	17,295

Gross profit	46,232	234		46,466

Operating expenses:

Sales and marketing	23,150	(857	)(a)	22,293
General and administrative	12,185	(1,103	)(a)	11,082
Research and development	5,693	(328	)(a)	5,365
Patients First Program	(1,796)	1,796		-

Total operating expenses	39,232	(492)		38,740

Profit from operations	7,000	726		7,726

Interest and other income, net	455	-		455
Provision for income taxes	(477)	(80	)(b)	(557)

Net profit	$6,978	$646		$7,624

Net profit per share
- basic	$0.11			$0.12
- diluted	$0.10			$0.11

Shares used in computing net profit per share
- basic	65,433			65,433
- diluted	69,331			69,331

(a) Non cash stock-based compensation included in cost of sales and operating expenses.
(b) Tax impact on non-GAAP adjustments.

ALIGN TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

(in thousands, except per share data)
	Six Months Ended June 30, 2007				Six Months Ended June 30,
	Reported	Adjustments		Non GAAP	Reported	Adjustments		Non GAAP
Revenues	$140,364			$140,364	$102,129	$-		$102,129

Cost of revenues	37,776	(444	)(a)	37,332	30,789	(329	)(a)	30,460

Gross profit	102,588	444		103,032	71,340	329		71,669

Operating expenses:

Sales and marketing	47,503	(1,755	)(a)	45,748	40,707	(1,411	)(a)	39,296
General and administrative	24,065	(2,532	)(a)	21,533	30,418	(2,117	)(a)	28,301
Research and development	12,368	(656	)(a)	11,712	8,719	(614	)(a)	8,105
Patients First Program	(1,796)	1,796		-	-	-		-

Total operating expenses	82,140	(3,147)		78,993	79,844	(4,142)		75,702

Profit (loss) from operations	20,448	3,591		24,039	(8,504)	4,471		(4,033)

Interest and other income, net	1,135			1,135	1,539	-		1,539
Provision for income taxes	(987)	(113	)(b)	(1,100)	(409)	-		(409)

Net profit (loss)	$20,596	$3,478		$24,074	$(7,374)	$4,471		$(2,903)

Net profit (loss) per share
- basic	$0.31			$0.36	$(0.12)			$(0.05)
- diluted	$0.29			$0.34	$(0.12)			$(0.05)

Shares used in computing net profit (loss) per share
- basic	66,068			66,068	62,743			62,743
- diluted	70,346			70,346	62,743			62,743

(a) Non cash stock-based compensation included in cost of sales and operating expenses.
(b) Tax impact on non-GAAP adjustments.

ALIGN TECHNOLOGY, INC.
BUSINESS OUTLOOK SUMMARY
(unaudited)

The outlook figures provided below and elsewhere in this press release are approximate in nature since Align’s business outlook is difficult to predict. Align’s future performance involves numerous risks and uncertainties and the company’s results could differ materially from the outlook provided. Some of the factors that could affect Align’s future financial performance and business outlook are set forth under “Forward Looking Information” above in this press release.

Financials (including reconciliation of GAAP to non-GAAP financial measures)
(in millions, except per share amounts and percentages)

	3Q 2007				FY 2007
	GAAP	Adjustment		Non-GAAP	GAAP	Adjustment		Non-GAAP
Revenue	$70.3 - $72.2			$70.3 - $72.2	$281.6 - $286.8			$281.6 - $286.8
Gross Margin	72.1% - 72.9%	0.4%	(a)	72.5% - 73.3%	72.4% - 72.9%	0.4%	(a)	72.8% - 73.3%

Sales and Marketing	$24.8 - $25.2	$1.0	(a)	$23.8 - $24.2	$96.8 - $97.2	$3.8	(a)	$93.0 - $93.4
R&D	$6.5 - $6.7	$0.4	(a)	$6.1 - $6.3	$25.8 - $26.4	$1.5	(a)	$24.3 - $24.9
G&A	$14.5 - $14.9	$1.6	(a)	$12.9 - $13.3	$53.1 - $53.7	$5.7	(a)	$47.4 - $48.0
Patient's First Costs					($1.8)	($1.8)
Operating Expenses	$45.8 - $46.8	$3.0		$42.8 - $43.8	$173.9 - $175.5	$9.2		$164.8 - $166.4

Net Profit	$5.0 - $6.2	$3.3		$8.3 - $9.5	$30.3 - $34.6	$10.0		$40.3 - $44.6
Net Profit per Share	$0.07 - $0.09	$0.04		$0.11 - $0.13	$0.43 - $0.49	$0.14		$0.57 - $0.63

(a) Non cash stock-based compensation included in cost of sales and operating expenses

Business Metrics

	3Q 2007	FY 2007
Channel as a % of Revenue
U.S. Orthodontists - Full	30%	30%
U.S. GP Dentists - Full	44%	43%
International Invisalign	15%	15%
Invisalign Express	8%	8%
Training/Other	3%	4%
Case Shipments	53K - 54K	206K - 209K
Blended ASP, excl Express	$1380 - $1390	$1410 - $1420
Blended ASP, incl Express	$1280 - $1290	$1300 - $1310
Cash	$95M - $100M	$105 - $115
DSO	~55 days	~55 days
Capex		$8.0M - $10.0M
Depreciation & Amortization		$13.0M - $14.0M